As filed with the Securities and Exchange Commission on October 28, 2010

Registration No. 333-170095

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 1 to

FORM S-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Graham Packaging Company, L.P.

GPC Capital Corp. I

(Exact name of registrant as specified in its charter)

SEE TABLE OF ADDITIONAL REGISTRANTS

Delaware Delaware	3080 3080	23-278668 23-295240
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Address, including zip code, and telephone number, including area code, of registrants’ principal executive offices)

David W. Bullock

2401 Pleasant Valley Road

York, Pennsylvania 17402

(717) 849-8500

(Name, address, including zip code, and telephone number, including area code, of agent for service)

With a copy to:

Richard A. Fenyes, Esq.

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

(212) 455-2000

Approximate date of commencement of proposed exchange offers: As soon as practicable after this Registration Statement is declared effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “small reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐	Non-accelerated filer ☒ (Do not check if a smaller reporting company)	Small reporting company ☐

If applicable, place an X in the box to designate the appropriate rule provision relied upon in conducting this transaction:

Exchange Act Rule 13e-4(i) (Cross-Border Issue Tender Offer) ☐

Exchange Act Rule 14d-1(d) (Cross-Border Third-Party Tender Offer) ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price Per Note	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
8 1/4% Senior Notes due 2017	$253,378,000	100%	$253,378,000	$18,066(4)
8 1/4% Senior Notes due 2018	$250,000,000	100%	$250,000,000	$17,825(4)
Guarantees of 8 1/4% Senior Notes due 2017(2)	N/A(3)	(3)	(3)	(3)
Guarantees of 8 1/4% Senior Notes due 2018(2)	N/A(3)	(3)	(3)	(3)

(1)	Estimated solely for the purpose of calculating the registration fee under Rule 457(f) of the Securities Act of 1933, as amended (the “Securities Act”).
(2)	See inside facing page for additional registrant guarantors.
(3)	Pursuant to Rule 457(n) under the Securities Act, no separate filing fee is required for the guarantees.
(4)	The $35,891 filing fee was previously paid in connection with the Registration Statement on Form S-4 (File No. 333-167976) previously filed by the registrants. The registrants withdrew that registration statement and intend to register the offerings contemplated therein pursuant to this registration statement.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Table of Additional Registrant Guarantors

Exact Name of Registrant Guarantor as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number	Address, Including Zip Code and Telephone Number, Including Area Code, of Registrant Guarantor’s Principal Executive Offices
Graham Packaging Holdings Company	Pennsylvania	23-2553000	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

GPC Sub GP LLC	Delaware	23-2952400	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Latin America, LLC	Delaware	23-2946827	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Poland, L.P.	Pennsylvania	23-2855283	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Recycling Company, L.P.	Pennsylvania	23-2636186	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging France Partners	Pennsylvania	23-2850220	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging West Jordan, LLC	Utah	04-3642518	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Acquisition Corp.	Delaware	75-3168236	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Plastic Products Inc.	Delaware	95-2097550	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging PET Technologies Inc.	Delaware	06-1088896	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Regioplast STS Inc.	Delaware	34-1743397	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging International Plastic Products Inc.	Delaware	34-1880159	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Leasing USA LLC	Delaware	61-1216682	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Comerc USA LLC	Delaware	61-1216688	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Controllers USA LLC	Delaware	61-1216684	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Technological Specialties LLC	Delaware	61-1216686	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging Minster LLC	Ohio	56-2595198	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

GPACSUB LLC	Delaware	26-1127569	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging GP Acquisition LLC	Delaware	27-3420526	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging LP Acquisition LLC	Delaware	27-3420362	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

CPG-L Holdings, Inc.	Delaware	36-3735726	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Liquid Container Inc.	Delaware	36-3735721	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging LC, L.P.	Delaware	36-3735725	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging PX Holding Corporation	Delaware	59-1748223	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging PX, LLC	California	95-3585385	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

Graham Packaging PX Company	California	95-3571918	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

WCK-L Holdings, Inc.	Delaware	36-3735728	2401 Pleasant Valley Road York, Pennsylvania 17402 (717) 849-8500

EXPLANATORY NOTE

This Amendment No. 1 to the Registration Statement on Form S-4 is being filed solely for the purpose of updating exhibits.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

(a) Graham Packaging Company, L.P. and Graham Packaging LC, L.P. are limited partnerships formed under the laws of Delaware.

Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against any and all claims and demands whatsoever.

In accordance with this provision, the Amended and Restated Agreement of Limited Partnership of Graham Packaging Company, L.P. provides that neither the general partner nor any affiliate of the general partner nor any of their respective partners, shareholders, officers, directors, employees or agents shall be liable, in damages or otherwise, to the partnership or to any partner for any breach of such person’s duty of loyalty to the partnership or the partners or for acts of omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (in the case of the general partner only) any breach by the general partner of any of the material terms and provisions of the Amended and Restated Agreement of Limited Partnership. The partnership shall indemnify, defend and hold harmless, to the fullest extent not prohibited by law, the general partner and each of its affiliates and their respective partners, shareholders, officers, directors, employees and agents, from and against any claim, loss or liability of any nature whatsoever (including attorneys’ fees) arising out of or in connection with the assets or business of the partnership, unless the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted intentional misconduct or a knowing violation of law by such person or (in the case of the general partner only) a breach by the general partner of any of the material terms and provisions of the Amended and Restated Agreement of Limited Partnership.

The Fourth Amended and Restated Agreement of Limited Partnership of Graham Packaging LC, L.P. provides that no general partner (and no successor or assignee of a general partner), and no director, officer, employee or agent of the Partnership shall be liable to the Partnership or any other Partner for any expenses, damages or losses arising out of the performance of its or his duties for the Partnership other than those expenses, damages or losses directly attributable to such entity’s or person’s not acting in good faith and in a manner that he or it reasonably believed to be in or not opposed to the best interests of the Partnership. The Fourth Amended and Restated Agreement of Limited Partnership of Graham Packaging LC, L.P. also provides that the partnership shall indemnify any person or entity who was or is a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the partnership or the partners generally) by reason of the fact that he or it is or was a general partner (or successor or assignee of a general partner), director, officers, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or it in connection with such action, suit or proceeding if (A) such person or entity acted in good faith and in a manner that he or it reasonably believed to be in or not opposed to the best interests of the Partnership, and (B) with respect to any criminal action or proceeding, had no reasonable cause to believe his or its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person or entity did not act in good faith and in a manner which he or it reasonably believed to be in or not opposed to the best interest of the Partnership, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or its conduct was unlawful. The partnership may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the partnership or the partners generally to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the partnership or a general partner (or a successor or assignee of a general partner), or is or was serving at the request of the partnership as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the partnership and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the partnership unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper. To the extent that a general partner (or successor or assignee of a general partner), director, officer, employee or agent of the partnership or a general partner (or successor or assignee of a general partner) has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to above, or in defense of any claim, issue or matter therein, he or it shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or it in connection therewith. Any indemnification shall be made by the partnership only as authorized in the specific case upon a determination that indemnification of the general partner (or successor or assignee of the general partner), director, officer, employee or agent is proper in the circumstances because he or it has met the applicable standard of conduct. Such determination shall be made (A) by the managing general partner, or (B) if the managing general partner so directs, or, if the managing general partner is a party to such action, suit or proceeding, by independent legal counsel in a written opinion.

(b) GPC Capital Corp. I, Graham Packaging Acquisition Corp., Graham Packaging Plastic Products Inc., Graham Packaging PET Technologies Inc., Graham Packaging Regioplast STS Inc., Graham Packaging International Plastic Products Inc., CPG-L Holdings, Inc., Liquid Container Inc., Graham Packaging PX Holding Corporation and WCK-L Holdings, Inc. are incorporated under the laws of Delaware.

Section 145 of the Delaware General Corporation Law (the “DGCL”) grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he or she acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto to eliminate or limit the personal liability of a director to the corporation or its stockholders of monetary damages for violations of the directors’ fiduciary duty of care, except (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

In accordance with these provisions, the Certificate of Incorporation of GPC Capital Corp. I provides that a director of the corporation shall have no personal liability to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except to the extent that Section 102(b)(7) (or any successor provision) of the DGCL, as amended from time to time, expressly provides that the liability of a director may not be eliminated or limited. The By-Laws of GPC Capital Corp. I provide that, to the fullest extent permitted by the DGCL, the corporation shall indemnify any current or former director or officer of the corporation and may, at the discretion of the board of directors, indemnify any current or former employee or agent of the corporation against all expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with any threatened, pending or completed action, suit or proceeding brought by or in the right of the corporation or otherwise, to which he or she was or is a party or is threatened to be made a party by reason of his current or former position with the corporation or by reason of the fact that he or she is or was serving, at the request of the corporation, as a director, officer, partner, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise.

The Certificate of Incorporation of Graham Packaging Acquisition Corp. provides that no director shall be personally liable to the company or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except pursuant to the exceptions listed in Section 102(b)(7) of the DGCL. The By-Laws of Graham Packaging Acquisition Corp. provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation), by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful. In addition, the By-Laws provide that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the corporation, or is or was a director or officer of the corporation serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Restated Certificate of Incorporation of Graham Packaging Plastic Products Inc. provides that the corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding to the full extent now or hereafter permitted by the DGCL. The By-Laws of Graham Packaging Plastic Products Inc. provide that the corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the corporation or, while a director, officer or employee of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, to the full extent permitted by applicable law.

The Amended and Restated Certificate of Incorporation of Graham Packaging PET Technologies Inc. provides that a director or officer of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent that such exemption from liability or limitation thereof is not permitted under the DGCL as currently in effect or as the same may hereafter be amended. The Amended and Restated By-Laws of Graham Packaging PET Technologies Inc. provide that the corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the corporation or, while a director, officer or employee of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, to the full extent permitted by applicable law.

The Certificate of Incorporation of Graham Packaging Regioplast STS Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except pursuant to the exceptions listed in Section 102(b)(7) of the DGCL. The By-Laws of Graham Packaging Regioplast STS Inc. provide that the corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the corporation or, while a director, officer or employee of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, to the full extent permitted by applicable law.

The Certificate of Incorporation of Graham Packaging International Plastic Products Inc. provides that a director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except pursuant to the exceptions listed in Section 102(b)(7) of the DGCL. The By-Laws of Graham Packaging International Plastic Products Inc. provide that the corporation shall indemnify every person who was or is a party or is or was threatened to be made a party to any action, suit, or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director, officer or employee of the corporation or, while a director, officer or employee of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent or trustee of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including counsel fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding, to the full extent permitted by applicable law.

The Certificate of Incorporation of CPG-L Holdings, Inc. provides that the corporation shall indemnify, and advance expenses to each director, officer or employee of the corporation, and each person who is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of the corporation, partnership, joint venture, trust, or other enterprise, in the manner and to the fullest extent provided in Section 145 of the Delaware General Corporation Law or any successor statute. The Certificate of Incorporation of CPG-L, Holdings, Inc. also provides that no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or any successor provision, or (iv) for any transaction from which the director derived an improper personal benefit. The By-Laws of CPG-L Holdings, Inc. provide that the corporation shall indemnify (a) any person who was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, and (b) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding, in each case to the fullest extent permissible under Section 145 of the Delaware General Corporation law, as amended from time to time, or the indemnification provisions of any successor statute.

The Certificate of Incorporation of Liquid Container Inc. provides that the corporation shall indemnify, and advance expenses to each director, officer or employee of the corporation, and each person who is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of the corporation, partnership, joint venture, trust, or other enterprise, in the manner and to the fullest extent provided in Section 145 of the Delaware General Corporation Law or any successor statute. The Certificate of Incorporation of Liquid Container Inc. also provides that no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or any successor provision, or (iv) for any transaction from which the director derived an improper personal benefit. The By-Laws of Liquid Container Inc. provide that the corporation shall indemnify (a) any person who was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, and (b) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding, in each case to the fullest extent permissible under Section 145 of the Delaware General Corporation law, as amended from time to time, or the indemnification provisions of any successor statute.

The Certificate of Incorporation of WCK-L Holdings, Inc. provides that the corporation shall indemnify, and advance expenses to each director, officer or employee of the corporation, and each person who is or was serving at the request of the corporation as a director, officer, trustee, employee or agent of the corporation, partnership, joint venture, trust, or other enterprise, in the manner and to the fullest extent provided in Section 145 of the Delaware General Corporation Law or any successor statute. The Certificate of Incorporation of WCK-L Holdings, Inc. also provides that no director of the corporation shall be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or any successor provision, or (iv) for any transaction from which the director derived an improper personal benefit. The By-Laws of WCK-L Holdings, Inc. provide that the corporation shall indemnify (a) any person who was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit, and (b) any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or who is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding, in each case to the fullest extent permissible under Section 145 of the Delaware General Corporation law, as amended from time to time, or the indemnification provisions of any successor statute.

The By-Laws of Graham Packaging PX Holding Corporation provide that each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative proceeding, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer or trustee of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action or inaction in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware, as the same exists as of the date hereof or as may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the corporation to provide both prior to such amendment and as of the date hereof), against all expense, liability and loss (including attorneys’ fees, judgments, fines, BMA excise taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer or trustee, and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that, except as provided in paragraph (b) hereof, the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the board of directors.

(c) GPC Sub GP LLC, Graham Packaging Latin America, LLC, Graham Packaging Leasing USA LLC, Graham Packaging Comerc USA LLC, Graham Packaging Controllers USA LLC, Graham Packaging Technological Specialties LLC, GPACSUB LLC, Graham Packaging GP Acquisition LLC and Graham Packaging LP Acquisition LLC are limited liability companies organized under the laws of Delaware.

Section 18-108 of the Delaware Limited Liability Company Act (the “DLLCA”) empowers a Delaware limited liability company to indemnify and hold harmless any member or manager of the limited liability company from and against any and all claims and demands whatsoever.

In accordance with this provision, the limited liability company agreements for GPC Sub GP LLC and GPACSUB LLC do not indemnify any member from and against any claims and demands.

The Operating Agreement of Graham Packaging Latin America, LLC provides that the company shall indemnify each member from and against any damage, liability, loss, cost or deficiency (including, but not limited to, reasonable attorneys’ fees) which each such member pays or becomes obligated to pay on account of the imposition upon or assessment against such member of any obligation or liability of the company. The foregoing obligation of the company shall be satisfied only out of the assets of the company and under no circumstances shall any recourse be available against any member or the assets of any member with respect thereto.

The By-Laws of each of Graham Packaging Leasing USA LLC, Graham Packaging Comerc USA LLC, Graham Packaging Controllers USA LLC and Graham Packaging Technological Specialties LLC provide that the members of each company shall not have any liability for the debts, obligations or liabilities of such company except to the extent provided by the DLLCA.

(d) Graham Packaging Holdings Company, Graham Packaging Poland, L.P. and Graham Recycling Company, L.P. are limited partnerships formed under the laws the Commonwealth of Pennsylvania. Graham Packaging France Partners is a general partnership formed under the laws of the Commonwealth of Pennsylvania.

Section 8510 of the Pennsylvania Revised Uniform Limited Partnership Act empowers a Pennsylvania limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever, subject to such standards and restrictions, if any, set forth in the partnership agreement. Indemnification shall not be made in any case where the act or failure to act giving rise to the claim for indemnification is determined by a court to have constituted willful misconduct or recklessness.

The Agreement of Limited Partnership of Graham Packaging Poland, L.P. provides that neither the general partner nor any affiliate of the general partner nor any of their respective partners, shareholders, officers, directors, employees or agents shall be liable, in damages or otherwise, to the partnership or to the limited partner for any act or omission on its or his part, except for (i) any act or omission resulting from its or his own willful misconduct or bad faith, (ii) any breach by the general partner of its obligations as a fiduciary of the partnership or (iii) any breach by the general partner of any of the terms and provisions of the Agreement of Limited Partnership. The partnership shall indemnify, defend and hold harmless, to the fullest extent permitted by law, the general partner and each of its affiliates and their respective partners, shareholders, officers, directors, employees and agents, from and against any claim or liability of any nature whatsoever arising out of or in connection with the assets or business of the partnership, except where attributable to the willful misconduct or bad faith of such individual or entity or where relating to a breach by the general partner of its obligations as a fiduciary of the partnership or to a breach by the general partner of any of the terms and provisions of the Agreement of Limited Partnership.

The Amended and Restated Agreement of Limited Partnership of Graham Recycling Company, L.P. provides that neither the general partner nor any affiliate of the general partner nor any of their respective partners, shareholders, officers, directors, employees or agents shall be liable, in damages or otherwise, to the partnership or to the limited partner for any act or omission on its or his part, except for (i) any act or omission resulting from its or his own willful misconduct or bad faith, (ii) any breach by the general partner of its obligations as a fiduciary of the partnership or (iii) any breach by the general partner of any of the terms and provisions of the Amended and Restated Agreement of Limited Partnership. The partnership shall indemnify, defend and hold harmless, to the fullest extent permitted by law, the general partner and each of its affiliates and their respective partners, shareholders, officers, directors, employees and agents, from and against any claim or liability of any nature whatsoever arising out of or in connection with the assets or business of the partnership, except where attributable to the willful misconduct or bad faith of such individual or entity or where relating to a breach by the general partner of its obligations as a fiduciary of the partnership or to a breach by the general partner of any of the terms and provisions of the Amended and Restated Agreement of Limited Partnership.

The Agreement of Partnership of Graham Packaging France Partners provides that the partnership (from assets of the partnership and not from the individual partners or their assets) shall indemnify each partner from and against any damage, liability, loss, cost or deficiency (including, but not limited to, reasonable attorneys’ fees) which each such partner pays or becomes obligated to pay on account of the imposition upon or assessment against such partner of any obligation or liability of the partnership.

(e) Graham Packaging West Jordan, LLC is a limited liability company organized under the laws of Utah.

Section 1802 of the Utah Revised Limited Liability Company Act (the “URLLCA”) provides that a company may indemnify an individual who was, is or is threatened to be made a named defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether formal or informal, because the individual is or was a manager of a company or, while a manager of the company, is or was serving at its request as a manager, member, director, officer, partner, trustee, employee, fiduciary or agent of another company or other person or of an employee benefit plan, against any obligation incurred with respect to a proceeding, including any judgment, settlement, penalty, fine (including an excise tax assessed with respect to an employee benefit plan) or reasonable expenses (including attorneys’ fees), incurred in the proceeding if: (i) the conduct of the individual was in good faith; (ii) the individual reasonably believed that the individual’s conduct was in, or not opposed to, the best interests of the company; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual’s conduct was unlawful. Section 1802 of the URLLCA further provides, however, that the company may not indemnify any person thereunder: (i) in connection with a proceeding by or in the right of the company in which the person was adjudged liable to the company; or (ii) in connection with any other proceeding charging that the individual derived an improper personal benefit, whether or not involving action in the individual’s official capacity, in which proceeding the individual was adjudged liable on the basis that the individual derived an improper personal benefit.

In accordance with this provision, the Operating Agreement of Graham Packaging West Jordan, LLC provides that the company shall indemnify each member from and against any damage, liability, loss, cost or deficiency (including, but not limited to, reasonable attorneys’ fees) which each such member pays or becomes obligated to pay on account of the imposition upon or assessment against such member of any obligation or liability of the company.

(f) Graham Packaging Minster LLC is a limited liability company organized under the laws of Ohio.

Section 1705.32 of the Ohio Revised Code provides, in part, that a limited liability company may indemnify or agree to indemnify any person who was or is a party, or who is threatened to be made a party, to any threatened, pending, or completed civil, criminal, administrative, or investigative action, suit, or proceeding, other than an action by or in the right of the company, because he or she is or was a manager, member, partner, officer, employee, or agent of the company or is or was serving at the request of the company as a manager, director, trustee, officer, employee, or agent of another limited liability company, corporation, partnership, joint venture, trust, or other enterprise. The company may indemnify or agree to indemnify a person in that position against expenses, including attorney’s fees, judgments, fines, and amounts paid in settlement that actually and reasonably were incurred by him or her in connection with the action, suit, or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or upon a plea of nolo contendere or its equivalent does not create of itself a presumption that the person did not act in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company and, in connection with any criminal action or proceeding, a presumption that he or she had reasonable cause to believe that his conduct was unlawful.

In accordance with this provision, the Operating Agreement of Graham Packaging Minster LLC provides that the Company shall indemnify and hold harmless each member and officer and the affiliates of any member or officer against any and all losses, claims, damages, expenses and liabilities (including, but not limited to, any investigation, legal and other reasonable expenses incurred in connection with, and any amounts paid in settlement of, any action, suit proceeding or claim) of any kind or nature whatsoever that such indemnified person may at any time become subject to or liable for by reason of the formation, operation or termination of the company, or the indemnified person’s acting as a member or officer under the Amended and Restated Operating Agreement, or the authorized actions of any such indemnified person in connection with the conduct of the affairs of the company (including, without limitation, indemnification against negligence, gross negligence or breach of duty); provided, however, that no indemnified person shall be entitled to indemnification if and to the extent that the liability otherwise to be indemnified for results from (i) any act or omission of the indemnified person that involves actual fraud or willful misconduct or (ii) any transaction from which the indemnified person derived improper personal benefit.

(g) Graham Packaging PX, LLC is a limited liability company organized under the laws of California.

Under Section 17155 of the California Limited Liability Company Act, except for a breach of duty as set forth in Section 17513 of the California Limited Liability Act, the articles of organization or written operating agreement of a limited liability company may provide for indemnification of any person, including, without limitation, any manager, member, officer, employee or agent of the limited liability company, against judgments, settlements, penalties, fines or expenses of any kind incurred as a result of acting in that capacity. A limited liability company shall have the power to purchase and maintain insurance on behalf of any manager, member, officer, employee or agent of the limited liability company against any liability asserted against or incurred by the person in that capacity or arising out of the person’s status as a manager, member, officer, employee or agent of the limited liability company.

(h) Graham Packaging PX Company is a general partnership formed under the laws of California

Section 16401 of the California Corporation Code states that a partnership shall reimburse a partner for payments made and indemnify a partner for liabilities incurred by the partner in the ordinary course of the business of the partnership or for the preservation of its business or property.

The Partnership Agreement of Graham Packaging PX Company provides that the partners shall not be liable to the partnership or to any other partner for any acts performed within the scope of the authority conferred on them by the Partnership Agreement. It also provides that any liability of the Partnership shall first be satisfied out of the assets of the Partnership (including the proceeds of any insurance which the Partnership may recover and any capital contributors), and if such assets shall not be sufficient to satisfy such liability, such liability shall be borne by the partners.

(i) All Registrants.

Each of the registrants entered into indemnification agreements with each of its current directors and executive officers. These agreements require each registrant to indemnify these individuals to the fullest extent permitted under applicable law against liabilities that may arise by reason of their service to such registrant, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Each of the registrants has also obtained officers’ and directors’ liability insurance that insures against liabilities that such registrant’s officers and directors, in such capacities, may incur.

Item 21.	Exhibits and Financial Statement Schedules.

The exhibit index attached hereto is incorporated herein by reference.

(b) Financial Statement Schedules

SCHEDULE I

GRAHAM PACKAGING HOLDINGS COMPANY

REGISTRANT’S CONDENSED FINANCIAL STATEMENTS

(In thousands)

	December 31,
	2009	2008
BALANCE SHEETS
Assets:
Current assets	$—	$—
Other non-current assets	—	—

Total assets	$—	$—

Liabilities and partners’ capital (deficit):
Current liabilities	$—	$—
Investment in subsidiary	567,549	629,273
Net intercompany	187,089	187,089

Total liabilities	754,638	816,362
Partners’ capital (deficit)	(754,638)	(816,362)

Total liabilities and partners’ capital	$—	$—

	Year Ended December 31,
	2009	2008	2007
STATEMENTS OF OPERATIONS
Equity in earnings (loss) of subsidiaries	$20,768	$(57,795)	$(206,676)

Net income (loss)	$20,768	$(57,795)	$(206,676)

	Year Ended December 31,
	2009	2008	2007
STATEMENTS OF CASH FLOWS
Operating activities:
Net income (loss)	$20,768	$(57,795)	$(206,676)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Equity in (earnings) loss of subsidiaries	(20,768)	57,795	206,676

Net cash provided by operating activities	—	—	—

Increase in cash and cash equivalents	—	—	—
Cash and cash equivalents at beginning of period	—	—	—

Cash and cash equivalents at end of period	$—	$—	$—

Supplemental cash flow information:
Cash paid for interest	$—	$—	$—

See footnotes to consolidated financial statements of Graham Packaging Holdings Company.

SCHEDULE II

GRAHAM PACKAGING HOLDINGS COMPANY

VALUATION AND QUALIFYING ACCOUNTS

(In thousands)

	Balance at Beginning of Year	Additions	Deductions	Balance at End of Year
Year ended December 31, 2009
Allowance for doubtful accounts	$6,452	$(226)	$3,793	$2,433
Allowance for inventory losses	6,482	3,345	3,957	5,870

Year ended December 31, 2008
Allowance for doubtful accounts	$5,734	$1,298	$580	$6,452
Allowance for inventory losses	6,966	3,593	4,077	6,482

Year ended December 31, 2007
Allowance for doubtful accounts	$6,299	$—	$565	$5,734
Allowance for inventory losses	5,505	2,776	1,315	6,966

Item 22.	Undertakings.

(a) Each of the undersigned registrants hereby undertakes:

(1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in the volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4) that, for the purpose of determining liability under the Securities Act to any purchaser, if the registrants are subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5) that, for the purpose of determining liability of the registrants under the Securities Act to any purchaser in the initial distribution of the securities:

Each of the undersigned registrants undertakes that in a primary offering of securities of the undersigned registrants pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be sellers to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

(b) Each of the undersigned registrants hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

(c) Each of the undersigned registrants hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

(d) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING COMPANY L.P.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller, Treasurer and Assistant Secretary	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

Signature	Title	Date

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GPC CAPITAL CORP. I

By:	*
Name:	Mark S. Burgess
Title:	President, Treasurer and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President, Treasurer, Assistant Secretary and Director	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer	October 28, 2010

* William E. Hennessey	Vice President, Secretary and Assistant Treasurer	October 28, 2010

* Chinh E. Chu	Vice President and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING HOLDINGS COMPANY

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GPC SUB GP LLC

By:	*
Name:	Mark S. Burgess
Title:	President and Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President and Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Secretary	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

Signature	Title	Date

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING LATIN AMERICA, LLC

By:	*
Name:	Mark S. Burgess
Title:	President and Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President and Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer	October 28, 2010

* William E. Hennessey	Treasurer and Secretary	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

Signature	Title	Date

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING POLAND, L.P.

By:	*
Name:	Mark S. Burgess
Title:	President and Chief Executive Officer of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of GPACSUB LLC, the general partner of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President and Chief Executive Officer of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of GPACSUB LLC, the general partner of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Secretary of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of GPACSUB LLC, the general partner of the registrant	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Director of Graham Packaging Plastic Products Inc., the sole member of GPACSUB LLC, the general partner of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM RECYCLING COMPANY, L.P.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer	October 28, 2010

* William E. Hennessey	Vice President and Treasurer	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

Signature	Title	Date

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING FRANCE PARTNERS

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Secretary	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

Signature	Title	Date

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of GPC Sub GP LLC, the general partner of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING WEST JORDAN, LLC

By:	/s/ DAVID W. BULLOCK
Name:	David W. Bullock
Title:	Chief Financial Officer and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Secretary	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance and Administration, Assistant Treasurer and Assistant Secretary	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

Signature	Title	Date

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the managing member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING ACQUISITION CORP.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer, President and Director	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Director	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance, Assistant Secretary, Assistant Treasurer and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING PLASTIC PRODUCTS INC.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer, President and Director	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Director	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance, Operations and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING PET TECHNOLOGIES INC.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer, President and Director	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Director	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance, Operations and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING REGIOPLAST STS INC.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer, President and Director	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer, Secretary and Director	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance and Assistant Treasurer and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING INTERNATIONAL PLASTIC PRODUCTS INC.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer, President and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer, President and Director	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Director	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance, Assistant Secretary, Assistant Treasurer and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING LEASING USA LLC

By:	/S/ DAVID W. BULLOCK
Name:	David W. Bullock
Title:	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President and Secretary of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING COMERC USA LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer and President of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer and President of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President and Secretary of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING CONTROLLERS USA LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer and President of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer and President of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President and Secretary of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING TECHNOLOGICAL SPECIALTIES LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer and President of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer and President of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President and Secretary of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING MINSTER LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Secretary	October 28, 2010

* William E. Hennessey	Treasurer	October 28, 2010

* Chinh E. Chu	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* Angelo G. Acconcia	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

Signature	Title	Date

* Vikrant Sawhney	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* Gary G. Michael	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* Charles E. Kiernan	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

* John R. Chiminski	Director of the sole member of BCP/Graham Holdings L.L.C., the general partner of Graham Packaging Holdings Company, the sole member of GPC Opco GP LLC, the general partner of Graham Packaging Company, L.P., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GPACSUB LLC

By:	*
Name:	Mark S. Burgess
Title:	President and Chief Executive Officer of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President and Chief Executive Officer of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of the registrant	October 28, 2010

/s/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Secretary of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Treasurer of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of the registrant	October 28, 2010

* Thomas C. Hallowell	Assistant Treasurer and Assistant Secretary of the registrant and Director of Graham Packaging Plastic Products Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING GP ACQUISITION LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance, Assistant Treasurer and Assistant Secretary of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING LP ACQUISITION LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

* Thomas C. Hallowell	Vice President, Finance, Assistant Treasurer and Assistant Secretary of the registrant and Director of Graham Packaging PET Technologies Inc., the sole member of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

CPG-L HOLDINGS, INC.

By:	*
Name:	Mark S. Burgess
Title:	President, Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President, Chairman, Chief Executive Officer and Director	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Vice Chairman	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

LIQUID CONTAINER INC.

By:	*
Name:	Mark S. Burgess
Title:	President, Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President, Chairman, Chief Executive Officer and Director	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer, Vice Chairman and Director	October 28, 2010

* Michael L. Korniczky	Chief Administrative Officer, General Counsel, Secretary, Vice Chairman and Director	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller, Treasurer and Director	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING LC, L.P.

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of WCK-L Holdings, Inc., CPG-L Holdings, Inc. and Liquid Container Inc., the general partners of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of WCK-L Holdings, Inc., CPG-L Holdings, Inc. and Liquid Container Inc., the general partners of the registrant	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Liquid Container Inc., a general partner of the registrant	October 28, 2010

* Michael L. Korniczky	Chief Administrative Officer, General Counsel and Secretary of the registrant and Director of Liquid Container Inc., a general partner of the registrant	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller, Treasurer and Assistant Secretary of the registrant and Director of Liquid Container Inc., a general partner of the registrant	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING PX HOLDING CORPORATION

By:	*
Name:	Mark S. Burgess
Title:	President, Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President, Chairman, Chief Executive Officer and Director	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer, Vice Chairman and Director	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING PX, LLC

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of Graham Packaging PX Holding Corporation, the sole member of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of Graham Packaging PX Holding Corporation, the sole member of the registrant	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PX Holding Corporation, the sole member of the registrant	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

GRAHAM PACKAGING PX COMPANY

By:	*
Name:	Mark S. Burgess
Title:	Chief Executive Officer of the registrant and Director of Graham Packaging PX Holding Corporation, the partner of the registrant and the sole member of Graham Packaging PX, LLC, the partner of the registrant

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	Chief Executive Officer of the registrant and Director of Graham Packaging PX Holding Corporation, the partner of the registrant and the sole member of Graham Packaging PX, LLC, the partner of the registrant	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer of the registrant and Director of Graham Packaging PX Holding Corporation, the partner of the registrant and the sole member of Graham Packaging PX, LLC, the partner of the registrant	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller, Treasurer and Assistant Secretary	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, State of Pennsylvania, on October 28, 2010.

WCK-L Holdings, Inc.

By:	*
Name:	Mark S. Burgess
Title:	President, Chairman, Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

* Mark S. Burgess	President, Chairman, Chief Executive Officer and Director	October 28, 2010

/S/ DAVID W. BULLOCK David W. Bullock	Chief Financial Officer and Vice Chairman	October 28, 2010

* William E. Hennessey	Vice President, Corporate Controller and Treasurer	October 28, 2010

*By:	/s/ DAVID W. BULLOCK
David W. Bullock
Attorney-in-fact

EXHIBIT INDEX

The agreements and other documents filed as exhibits to this registration statement are not intended to provide factual information or other disclosure other than with respect to the terms of the agreements or other documents themselves, and you should not rely on them for that purpose. In particular, any representations and warranties made by the registrants in these agreements or other documents were made solely within the specific context of the relevant agreement or document and may not describe the actual state of affairs as of the date they were made or at any other time.

Exhibit Number	Description of Exhibit
3.1	Certificate of Limited Partnership of Graham Packaging Company, L.P. (incorporated herein by reference to Exhibit 3.1 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on July 13, 1998 (File No. 333-53603-03)).

3.2	Amended and Restated Agreement of Limited Partnership of Graham Packaging Company, L.P., dated as of February 2, 1998 (incorporated herein by reference to Exhibit 3.2 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 26, 1998 (File No. 333-53603-03)).

3.3	Certificate of Incorporation of GPC Capital Corp. I (incorporated herein by reference to Exhibit 3.3 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 26, 1998 (File No. 333-53603-03)).

3.4	By-Laws of GPC Capital Corp. I (incorporated herein by reference to Exhibit 3.4 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 26, 1998 (File No. 333-53603-03)).

3.5	Amended and Restated Certificate of Limited Partnership of Graham Packaging Holdings Company (incorporated herein by reference to Exhibit 3.5 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on July 13, 1998 (File No. 333-53603-03)).

3.6	Sixth Amended and Restated Agreement of Limited Partnership of Graham Packaging Holdings Company dated as of February 4, 2010 (incorporated herein by reference to Exhibit 10.36 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. on February 5, 2010 (File No. 333-163956)).

3.7	Certificate of Formation of GPC Sub GP LLC, dated as of January 5, 1998 and amended as of January 17, 2000 (incorporated herein by reference to Exhibit 3.11 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.8	Limited Liability Company Agreement of GPC Sub GP LLC, dated as of January 5, 1998 (incorporated herein by reference to Exhibit 3.12 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.9	Certificate of Formation of Graham Packaging Latin America, LLC, dated as of February 14, 1997 (incorporated herein by reference to Exhibit 3.13 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.10	Operating Agreement of Graham Packaging Latin America, LLC, dated as of February 14, 1997 (incorporated herein by reference to Exhibit 3.14 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.11	Amendment No. 1 to Operating Agreement of Graham Packaging Latin America, LLC, dated as of February 2, 1998 (incorporated herein by reference to Exhibit 3.11 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

Exhibit Number	Description of Exhibit
3.12	Amended and Restated Certificate of Limited Partnership of Graham Packaging Poland, L.P., dated as of February 2, 1998 (incorporated herein by reference to Exhibit 3.15 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.13	Agreement of Limited Partnership of Graham Packaging Poland, L.P., dated as of October 7, 1994 and amended as of February 2, 1998 (incorporated herein by reference to Exhibit 3.16 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.14	Amendment No. 2 to Agreement of Limited Partnership of Graham Packaging Poland, L.P., dated as of September 19, 2007 (incorporated herein by reference to Exhibit 3.14 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.15	Amended and Restated Certificate of Limited Partnership of Graham Recycling Company, L.P., dated as of February 2, 1998 (incorporated herein by reference to Exhibit 3.17 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.16	Amended and Restated Agreement of Limited Partnership of Graham Recycling Company, L.P., dated as of February 2, 1998 (incorporated herein by reference to Exhibit 3.18 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.17	Application for Registration of Fictitious Name for Graham Packaging France Partners, dated as of December 5, 1995 and amended as of August 29, 2001 (incorporated herein by reference to Exhibit 3.19 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.18	Agreement of Partnership of Graham Packaging France Partners, dated as of December 5, 1995 and amended as of February 2, 1998 (incorporated herein by reference to Exhibit 3.20 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.19	Amended and Restated Articles of Organization of Graham Packaging West Jordan, LLC, dated as of October 6, 2004 (incorporated herein by reference to Exhibit 3.21 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.20	Operating Agreement of Graham Packaging West Jordan, LLC, dated as of October 17, 2004 (incorporated herein by reference to Exhibit 3.22 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.21	Certificate of Incorporation of Graham Packaging Acquisition Corp., dated as of September 23, 2004 (incorporated herein by reference to Exhibit 3.23 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.22	By-Laws of Graham Packaging Acquisition Corp., dated as of September 23, 2004 (incorporated herein by reference to Exhibit 3.24 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.23	Certificate of Incorporation of Graham Packaging Plastic Products Inc. (f/k/a Owens-Brockway Plastic Products Inc.), dated as of January 28, 1970 and last amended as of October 12, 2004 (incorporated herein by reference to Exhibit 3.25 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.24	Amendment to the Restated Certificate of Incorporation of Graham Packaging Plastic Products Inc., dated as of May 5, 2005 (incorporated herein by reference to Exhibit 3.24 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

Exhibit Number	Description of Exhibit
3.25	By-Laws of Graham Packaging Plastic Products Inc. (f/k/a Owens-Brockway Plastic Products Inc.) (incorporated herein by reference to Exhibit 3.26 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.26	Amended and Restated Certificate of Incorporation of Graham Packaging PET Technologies Inc. (f/k/a Continental PET Technologies Inc.), dated as of March 31, 1994 and amended as of October 12, 2004 and May 5, 2005 (incorporated herein by reference to Exhibit 3.26 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.27	Amended and Restated By-Laws of Graham Packaging PET Technologies Inc. (f/k/a Continental PET Technologies Inc.), dated as of May 24, 2002 (incorporated herein by reference to Exhibit 3.28 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.28	Certificate of Incorporation of Graham Packaging Regioplast STS Inc. (f/k/a OI Regioplast STS Inc.), dated as of May 18, 1993 and amended as of October 12, 2004 (incorporated herein by reference to Exhibit 3.29 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.29	By-Laws of Graham Packaging Regioplast STS Inc. (f/k/a OI Regioplast STS Inc.) (incorporated herein by reference to Exhibit 3.30 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.30	Certificate of Incorporation of Graham Packaging International Plastic Products Inc. (f/k/a OI Venezuela Plastic Products Inc.), dated as of November 18, 1998 and amended as of October 12, 2004 (incorporated herein by reference to Exhibit 3.31 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.31	By-Laws of Graham Packaging International Plastic Products Inc. (f/k/a OI Venezuela Plastic Products Inc.) (incorporated herein by reference to Exhibit 3.32 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on May 24, 2005 (File No. 333-125173-02)).

3.32	Certificate of Formation of Graham Packaging Leasing USA LLC (f/k/a Graham Packaging Leasing USA Inc.), dated as of November 16, 2006 (incorporated herein by reference to Exhibit 3.32 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.33	Limited Liability Company Agreement of Graham Packaging Leasing USA LLC (f/k/a Graham Packaging Leasing USA Inc.), dated as of November 20, 2006 (incorporated herein by reference to Exhibit 3.33 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.34	Certificate of Formation of Graham Packaging Comerc USA LLC (f/k/a Graham Packaging Comerc USA Inc.), dated as of November 16, 2006 (incorporated herein by reference to Exhibit 3.34 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.35	Limited Liability Company Agreement of Graham Packaging Comerc USA LLC (f/k/a Graham Packaging Comerc USA Inc.), dated as of November 20, 2006 (incorporated herein by reference to Exhibit 3.35 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

Exhibit Number	Description of Exhibit
3.36	Certificate of Formation of Graham Packaging Controllers USA LLC (f/k/a Graham Packaging Controllers USA Inc.), dated as of November 16, 2006 (incorporated herein by reference to Exhibit 3.36 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.37	Limited Liability Company Agreement of Graham Packaging Controllers USA LLC (f/k/a Graham Packaging Controllers USA Inc.), dated as of November 20, 2006 (incorporated herein by reference to Exhibit 3.37 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.38	Certificate of Formation of Graham Packaging Technological Specialties LLC (f/k/a Graham Packaging Technological Specialties Inc.), dated as of November 16, 2006 (incorporated herein by reference to Exhibit 3.38 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.39	Limited Liability Company Agreement of Graham Packaging Technological Specialties LLC (f/k/a Graham Packaging Technological Specialties Inc.), dated as of November 20, 2006 (incorporated herein by reference to Exhibit 3.39 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.40	Articles of Organization of Graham Packaging Minster LLC, dated as of June 8, 2006 (incorporated herein by reference to Exhibit 3.40 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.41	Operating Agreement of Graham Packaging Minster LLC, dated as of June 8, 2006 (incorporated herein by reference to Exhibit 3.41 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.42	Certificate of Formation of GPACSUB LLC, dated as of August 28, 2007 (incorporated herein by reference to Exhibit 3.42 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.43	Limited Liability Company Agreement of GPACSUB LLC, dated as of September 27, 2007 (incorporated herein by reference to Exhibit 3.43 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on July 2, 2010 (File No. 333-167976-18)).

3.44	Certificate of Incorporation of CPG-L Holdings, Inc. (incorporated herein by reference to Exhibit 3.44 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.45	By-Laws of CPG-L Holdings, Inc. (incorporated herein by reference to Exhibit 3.45 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.46	Certificate of Incorporation of Liquid Container Inc. (incorporated herein by reference to Exhibit 3.46 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.47	Certificate of Amendment to Certificate of Incorporation of Liquid Container Inc. (incorporated herein by reference to Exhibit 3.47 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.48	By-Laws of Liquid Container Inc. (incorporated herein by reference to Exhibit 3.48 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

Exhibit Number	Description of Exhibit
3.49	Certificate of Limited Partnership of Graham Packaging LC, L.P. (f/k/a Liquid Container L.P.) (incorporated herein by reference to Exhibit 3.49 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.50	Certificate of Amendment to Certificate of Limited Partnership of Graham Packaging LC, L.P. (f/k/a Liquid Container L.P.) (incorporated herein by reference to Exhibit 3.50 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.51	First Certificate of Amendment to Certificate of Limited Partnership of Graham Packaging LC, L.P. (f/k/a Liquid Container L.P.) (incorporated herein by reference to Exhibit 3.51 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).
3.52	Amendment to the Certificate of Limited Partnership of Graham Packaging LC, L.P. (f/k/a Liquid Container L.P.) (incorporated herein by reference to Exhibit 3.52 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.53	Fourth Amended and Restated Agreement of Limited Partnership for Graham Packaging LC, L.P. (f/k/a Liquid Container L.P.) (incorporated herein by reference to Exhibit 3.53 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.54	Partnership Agreement of Graham Packaging PX Company (f/k/a Plaxicon Company) (incorporated herein by reference to Exhibit 3.54 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.55	Form of First Amendment to Partnership Agreement of Graham Packaging PX Company (f/k/a Plaxicon Company) (incorporated herein by reference to Exhibit 3.55 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.56	Second Amendment to Partnership Agreement of Graham Packaging PX Company (f/k/a Plaxicon Company) (incorporated herein by reference to Exhibit 3.56 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.57	Third Amendment to Partnership Agreement of Graham Packaging PX Company (f/k/a Plaxicon Company) (incorporated herein by reference to Exhibit 3.57 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.58	Fourth Amendment to Partnership Agreement of Graham Packaging PX Company (f/k/a Plaxicon Company) (incorporated herein by reference to Exhibit 3.58 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.59	Certificate of Incorporation of Graham Packaging PX Holding Corporation (f/k/a Plaxicon Holding Corporation, f/k/a/ Vorwerk USA, Inc.) (incorporated herein by reference to Exhibit 3.59 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.60	Certificate of Amendment of Certificate of Incorporation of Graham Packaging PX Holding Corporation (f/k/a Plaxicon Holding Corporation, f/k/a Vorwerk USA, Inc.) (incorporated herein by reference to Exhibit 3.60 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

Exhibit Number	Description of Exhibit
3.61	Certificate of Amendment of Certificate of Incorporation of Graham Packaging PX Holding Corporation (f/k/a Plaxicon Holding Corporation, f/k/a Vorwerk USA, Inc.) (incorporated herein by reference to Exhibit 3.61 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.62	By-Laws of Graham Packaging PX Holding Corporation (f/k/a Plaxicon Holding Corporation, f/k/a/ Vorwerk USA, Inc.), as amended (incorporated herein by reference to Exhibit 3.62 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.63	Articles of Incorporation of Graham Packaging PX, LLC (f/k/a Plaxicon, LLC, f/k/a Plaxicon Inc.) (incorporated herein by reference to Exhibit 3.63 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.64	Certificate of Amendment of Articles of Incorporation of Graham Packaging PX, LLC (f/k/a Plaxicon, LLC, f/k/a/ Plaxicon Inc.) (incorporated herein by reference to Exhibit 3.64 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.65	Articles of Conversion of Graham Packaging PX, LLC (f/k/a Plaxicon, LLC, f/k/a Plaxicon Inc.) (incorporated herein by reference to Exhibit 3.65 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.66	Certificate of Amendment to the Certificate of Formation of Graham Packaging PX, LLC (f/k/a Plaxicon, LLC, f/k/a Plaxicon Inc.) (incorporated herein by reference to Exhibit 3.66 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.67	Single Member Operating Agreement of Graham Packaging PX, LLC (f/k/a Plaxicon, LLC, f/k/a Plaxicon Inc.) (incorporated herein by reference to Exhibit 3.67 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.68	Certificate of Incorporation of WCK-L Holdings, Inc. (incorporated herein by reference to Exhibit 3.68 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.69	By-Laws of WCK-L Holdings, Inc. (incorporated herein by reference to Exhibit 3.69 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.70	Certificate of Formation of Graham Packaging GP Acquisition LLC (incorporated herein by reference to Exhibit 3.70 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.71	Limited Liability Company Agreement of Graham Packaging GP Acquisition LLC (incorporated herein by reference to Exhibit 3.71 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.72	Certificate of Formation of Graham Packaging LP Acquisition LLC (incorporated herein by reference to Exhibit 3.72 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

3.73	Limited Liability Company Agreement of Graham Packaging LP Acquisition LLC (incorporated herein by reference to Exhibit 3.73 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

Exhibit Number	Description of Exhibit
4.1	Indenture dated as of October 7, 2004, among Graham Packaging Company, L.P. and GPC Capital Corp. I and Graham Packaging Holdings Company, as guarantor, and The Bank of New York as Trustee, relating to the Senior Notes Due 2012 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by Graham Packaging Holdings Company (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on October 14, 2004 (File No. 333-53603-03)).

4.2	Indenture dated as of October 7, 2004, among Graham Packaging Company, L.P. and GPC Capital Corp. I and Graham Packaging Holdings Company, as guarantor, and The Bank of New York, as Trustee, relating to the Senior Subordinated Notes Due 2014 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by Graham Packaging Holdings Company (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on October 14, 2004 (File No. 333-53603-03)).

4.3	Indenture, dated as of November 24, 2009, among Graham Packaging Company, L.P., GPC Capital Corp. I, the Guarantors named therein and the Bank of New York Mellon, as Trustee, relating to the Senior Notes Due 2017 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by the Guarantors named therein (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on November 24, 2009 (File No. 333-53603-03)).

4.4	Form of 8 1/2% Senior Note due 2012 (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on October 14, 2004 (File No. 333-53603-03)).

4.5	Form of 9 7/8% Series Senior Subordinated Note due 2014 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on October 14, 2004 (File No. 333-53603-03)).

4.6	Form of 8 1/4% Senior Note due 2017 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on November 24, 2009 (File No. 333-53603-03)).

4.7	Registration Rights Agreement among Graham Packaging Company, L.P. and GPC Capital Corp. I, as issuers, and Graham Packaging Holdings Company and the guarantors listed on the signature pages thereto, as guarantors, dated as of November 24, 2009 (incorporated herein by reference to Exhibit 4.7 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

4.8	Indenture, dated as of September 23, 2010, among Graham Packaging Company, L.P., GPC Capital Corp. I, the Guarantors named therein and the Bank of New York Mellon, as Trustee, relating to the Senior Notes Due 2018 of Graham Packaging Company, L.P. and GPC Capital Corp. I, unconditionally guaranteed by the Guarantors named therein (incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on September 29, 2010 (File No. 333-53603-03)).

4.9	Form of 8 1/4% Senior Note due 2018 (incorporated herein by reference to Exhibit 4.2 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on September 29, 2010 (File No. 333-53603-03)).

Exhibit Number	Description of Exhibit
4.10	Registration Rights Agreement among Graham Packaging Company, L.P. and GPC Capital Corp. I, as issuers, and Graham Packaging Holdings Company and the guarantors listed on the signature pages thereto, as guarantors, dated as of September 23, 2010 (incorporated herein by reference to Exhibit 4.10 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

4.11	Supplemental Indenture, dated as of July 30, 2010, among GPACSUB LLC, Graham Packaging Minster LLC, Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the 9 7/8% Senior Subordinated Notes due 2014 (incorporated herein by reference to Exhibit 4.11 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

4.12	Supplemental Indenture, dated as of July 30, 2010, among GPACSUB LLC, Graham Packaging Minster LLC, Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the 8 1/4% Senior Notes due 2017 (incorporated herein by reference to Exhibit 4.12 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

4.13	Supplemental Indenture, dated as of October 4, 2010, among Graham Packaging GP Acquisition LLC, Graham Packaging LP Acquisition LLC, CPG-L Holdings, Inc., Liquid Container Inc., Graham Packaging LC, L.P., Graham Packaging PX Holding Corporation, Graham Packaging PX, LLC, Graham Packaging PX Company, WCK-L Holdings, Inc., Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the 9 7/8% Senior Subordinated Notes due 2014 (incorporated herein by reference to Exhibit 4.13 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

4.14	Supplemental Indenture, dated as of October 4, 2010, among Graham Packaging GP Acquisition LLC, Graham Packaging LP Acquisition LLC, CPG-L Holdings, Inc., Liquid Container Inc., Graham Packaging LC, L.P., Graham Packaging PX Holding Corporation, Graham Packaging PX, LLC, Graham Packaging PX Company, WCK-L Holdings, Inc., Graham Packaging Company, L.P., GPC Capital Corp. I, the guarantors party thereto, and The Bank of New York Mellon, as Trustee, relating to the 8 1/4% Senior Notes due 2018 (incorporated herein by reference to Exhibit 4.14 to the Registration Statement on Form S-4/A filed by Graham Packaging Holdings Company on October 5, 2010 (File No. 333-167976-18)).

5.1	Opinion of Simpson Thacher & Bartlett LLP (incorporated herein by reference to Exhibit 5.1 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

*5.2	Opinion of Frost Brown Todd LLC.

5.3	Opinion of Blank Rome LLP (Pennsylvania Counsel) (incorporated herein by reference to Exhibit 5.3 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

5.4	Opinion of Jones Waldo Holbrook & McDonough PC (incorporated herein by reference to Exhibit 5.4 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

5.5	Opinion of Blank Rome LLP (California Counsel) (incorporated herein by reference to Exhibit 5.5 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

Exhibit Number	Description of Exhibit

10.1	First Lien Credit Agreement, dated as of October 7, 2004, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co- borrower, the lenders named therein, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, and Lasalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on October 14, 2004 (File No. 333-53603-03)).

10.2	First Amendment to Credit Agreement, dated as of December 9, 2005, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent for the lenders, and LaSalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents (incorporated herein by reference to Exhibit 10.21 to the Annual Report on Form 10-K filed by Graham Packaging Holdings Company on March 31, 2006 (File No. 333-53603-03)).

10.3	Second Amendment to Credit Agreement, dated as of April 18, 2006, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent for the lenders, and LaSalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on April 21, 2006 (File No. 333-53603-03)).

10.4	Third Amendment to Credit Agreement, dated as of March 30, 2007, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein, Citigroup Global Markets Inc., as syndication agent, Goldman Sachs Credit Partners, L.P., General Electric Capital Corporation and Lehman Commercial Paper Inc., as co-documentation agents, Deutsche Bank AG Cayman Islands Branch, as administrative agent and as collateral agent for the lenders, and LaSalle Bank National Association and Manufacturers and Traders Trust Company, as senior managing agents (incorporated herein by reference to Exhibit 10.25 to the Annual Report on Form 10-K filed by Graham Packaging Holdings Company on April 2, 2007 (File No. 333-53603-03)).

10.5	Fourth Amendment to Credit Agreement, dated as of May 28, 2009, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein and Deutsche Bank AG Cayman Islands Branch, as administrative agent for the lenders (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on May 29, 2009 (File No. 333-53603-03)).

10.6	Fifth Amendment to Credit Agreement, dated as of December 16, 2009, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein and Deutsche Bank AG Cayman Islands Branch, as administrative agent for the lenders (incorporated herein by reference to Exhibit 10.18 to the Registration Statement on Form S-1, filed by Graham Packaging Company Inc. on December 23, 2009 (File No. 333-163956)).

Exhibit Number	Description of Exhibit

10.7	Exchange Agreement by and among Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Corporation and GPC Holdings, L.P., dated as of February 10, 2010 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on February 17, 2010 (File No. 001-34621)).

10.8	Registration Rights Agreement by and among Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Corporation, GPC Holdings, L.P., Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P., Blackstone Family Investment Partnership III L.P. and certain holders of the Company’s common stock, dated as of February 10, 2010 (incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on February 17, 2010 (File No. 001-34621)).

10.9	Stockholders’ Agreement by and among Graham Packaging Company Inc., Blackstone Capital Partners III Merchant Banking Fund L.P., Blackstone Offshore Capital Partners III L.P. and Blackstone Family Investment Partnership III L.P., dated as of February 10, 2010 (incorporated herein by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on February 17, 2010 (File No. 001-34621)).

10.10	Income Tax Receivable Agreement between Graham Packaging Company Inc. and Blackstone Capital Partners III Merchant Banking Fund L.P., dated as of February 10, 2010 (incorporated herein by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on February 17, 2010 (File No. 001-34621)).

10.11	Income Tax Receivable Agreement between Graham Packaging Company Inc. and GPC Holdings, L.P., dated as of February 10, 2010 (incorporated herein by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on February 17, 2010 (File No. 001-34621)).

10.12	Amended and Restated Employment Agreement Between Graham Packaging Company Inc., Graham Packaging Holdings Company, Graham Packaging Company, L.P. and Mark S. Burgess, dated January 20, 2010 (incorporated herein by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by Graham Packaging Company Inc. on February 17, 2010 (File No. 001-34621)).

10.13	Option Agreement, dated as of June 17, 2009, between Graham Packaging Holdings Company and Mark S. Burgess (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on June 19, 2009 (File No. 333-53603-03)).

10.14	Employment Agreement, dated as of May 4, 2009, between Graham Packaging Holdings Company, Graham Packaging Company, L.P. and David Bullock (incorporated herein by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed by Graham Packaging Holdings Company on May 4, 2009 (File No. 333-53603-03)).

10.15	Option Agreement (for performance-based “MOIC” options), dated as of May 4, 2009, between Graham Packaging Holdings Company and David Bullock (incorporated herein by reference to Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by Graham Packaging Holdings Company on May 4, 2009 (File No. 333-53603-03)).

10.16	Option Agreement (for time-based options), dated as of May 4, 2009, between Graham Packaging Holdings Company and David Bullock (incorporated herein by reference to Exhibit 10.3 to the Quarterly Report on Form 10-Q filed by Graham Packaging Holdings Company on May 4, 2009 (File No. 333-53603-03)).

10.17	Form of Amended and Restated Option Agreement (incorporated herein by reference to Exhibit 10.46 to Amendment No. 2 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. on January 22, 2010 (File No. 333-163956)).

Exhibit Number	Description of Exhibit

10.18	Form of 2010 Equity Compensation Plan (incorporated herein by reference to Exhibit 10.42 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. on January 15, 2010 (File No. 333-163956)).

10.19	Form of Nonqualified Stock Option Agreement (incorporated herein by reference to Exhibit 10.43 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. on January 15, 2010 (File No. 333-163956)).

10.20	Form of IPO Transaction Bonus Agreement (incorporated herein by reference to Exhibit 10.44 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. filed on January 15, 2010 (File No. 333-163956)).

10.21	Form of Retention Bonus Agreement (incorporated herein by reference to Exhibit 10.45 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. filed on January 15, 2010 (File No. 333-163956)).

10.22	Graham Packaging Company Inc. Annual Incentive Plan (incorporated herein by reference to Exhibit 10.48 to the Registration Statement on Form S-1/A filed by Graham Packaging Company Inc. on January 22, 2010 (File No. 333-163956)).

10.23	Severance Letter with David Nachbar, dated February 9, 2010 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on February 16, 2010 (File No. 333-53603-03)).

10.24	Sixth Amendment to Credit Agreement, dated as of September 23, 2010, among Graham Packaging Holdings Company, Graham Packaging Company, L.P., as the borrower, GPC Capital Corp. I, as the co-borrower, the lenders named therein and Deutsche Bank AG Cayman Islands Branch, as administrative agent for the lenders (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Graham Packaging Holdings Company on September 29, 2010 (File No. 333-53603-03)).

12.1	Computation of Ratio of Earnings to Fixed Charges (incorporated herein by reference to Exhibit 12.1 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

21.1	List of Subsidiaries (incorporated herein by reference to Exhibit 21.1 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

23.1	Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)

*23.2	Consent of Frost Brown Todd LLC (included in Exhibit 5.2)

23.3	Consent of Blank Rome LLP (Pennsylvania Counsel) (included in Exhibit 5.3)

23.4	Consent of Jones Waldo Holbrook & McDonough PC (included in Exhibit 5.4)

23.5	Consent of Blank Rome LLP (California Counsel) (included in Exhibit 5.5)

23.6	Consent of Deloitte & Touche LLP (incorporated herein by reference to Exhibit 23.6 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

23.7	Consent of Grant Thornton LLP (incorporated herein by reference to Exhibit 23.7 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

Exhibit Number	Description of Exhibit

24.1	Power of Attorney (incorporated herein by reference to Exhibit 24.1 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of The Bank of New York Mellon with respect to the Indenture governing the 8 1/4% Senior Notes due 2017 and the Indenture governing the 8 1/4% Senior Notes due 2018 (incorporated herein by reference to Exhibit 25.1 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

99.1	Form of Letter of Transmittal (incorporated herein by reference to Exhibit 99.1 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

99.2	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (incorporated herein by reference to Exhibit 99.2 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

99.3	Form of Letter to Clients (incorporated herein by reference to Exhibit 99.3 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

99.4	Form of Notice of Guaranteed Delivery (incorporated herein by reference to Exhibit 99.4 to the Registration Statement on Form S-4 filed by Graham Packaging Holdings Company on October 22, 2010 (File No. 333-170095)).

*	Filed herewith.